SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement.
[X]   Definitive proxy statement.
|_|   Definitive additional materials.
|_|   Soliciting material under Rule 14a-12.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           THE NEW GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

THE NEW GERMANY FUND, INC.

                                                         May 3, 2005

Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. to be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, Boardroom 27-A South, 27th Floor, 345 Park Avenue, New York, New York 10154. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. As you may be aware, Opportunity Partners, L.P., a dissident stockholder controlled by Mr. Phillip Goldstein, has announced its intention to solicit proxies against the nominees of your Board of Directors and has also submitted a stockholder proposal. By now you should have received our letter discussing Opportunity Partners' intention and proposal. For your convenience, we have attached a copy of this letter.

      We urge you to reject Opportunity Partners' and Mr. Goldstein's solicitation and proposal. Please do not sign any proxy card sent to you by or on behalf of Opportunity Partners or Mr. Goldstein. Please be assured that your Board of Directors will continue to act in the best interest of all Fund stockholders.

      Your vote is important regardless of the number of shares you own. We urge you to complete, sign, date and mail the enclosed White Proxy Card as soon as possible even if you currently plan to attend the Meeting. If you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      On behalf of your Board of Directors, thank you for your continued interest and support.


Sincerely,

/s/ Julian Sluyters
-------------------------------------
Julian Sluyters
President and Chief Executive Officer

THE NEW GERMANY FUND, INC.

                                                         April 12, 2005

Dear Stockholders:

      The Independent Directors of your Fund are writing you this letter to respond to misleading public criticisms of the Board of Directors from a dissident stockholder. As you may be aware, Opportunity Partners, L.P., which is controlled by Mr. Phillip Goldstein, has announced its intention to solicit proxies against the nominees of your Board of Directors at the upcoming Annual Meeting of Stockholders. Opportunity Partners has also submitted a proposal that stockholders of the Fund "be afforded an opportunity to realize net asset value for their shares as soon as practicable."

      Your Fund has experienced strong performance in recent years. The Fund's total return in 2004 was 24.44% based on net asset value (NAV) and 30.50% based on the market price of Fund shares. In 2003, it was 93.07% based on NAV and 102.42% based on market price. Despite this strong performance, Mr. Goldstein and his associates are attempting to mislead, for their own self-serving purposes, the Fund's stockholders about the Fund's discount, closed-end structure and Board of Directors. If Mr. Goldstein's efforts are successful, Mr. Goldstein and his associates will likely take steps to either open-end or liquidate the Fund, which will allow short-term arbitragers, such as Mr.
Goldstein, to gain while depriving long-term investors of their future investment opportunities. The Board urges the stockholders not to support Opportunity Partners' proposals.

OPPORTUNITY PARTNERS' PROPOSALS

      Your Board strongly believes that Opportunity Partners' proposals are not in the best interest of the Fund and its stockholders.

      Nominees. Your Board's nominees for re-election as Directors are far better qualified and meet the director qualification requirements in the Fund's Bylaws, which require experience in business, investment, economic or political matters of Germany. In addition, your Board's nominees will better serve the interests of all stockholders. In contrast, Mr. Goldstein has conceded his intended nominees are not qualified to serve as directors under the Fund's Bylaws. As such, his nominees may not serve as directors of the Fund.

      Realizing NAV. While recognizing that the discount is a widely prevalent attribute of closed-end funds, your Board continues to believe that your Fund's closed-end format, given its focus on German small and mid-cap stocks with limited liquidity, is one of its essential features and that it is in the best interest of its long-term stockholders to remain a closed-end fund. A short-term stockholder in a hypothetical liquidation of the Fund on January 1, 2003 would have made a modest one-time gain equal to the discount ($0.98, assuming no expenses). However, a long-term stockholder who instead held those shares would have seen a total appreciation of his or her investment by 166% through stock price appreciation and dividends totaling $5.89 per share at March 31, 2005. Your Board believes that potential for superior long-term gain is what the majority of stockholders want.

      Therefore, because Opportunity Partners' proposal will benefit only short-term arbitragers, your Board recommends that you vote against it. We explain our rationale in greater detail below.

GOLDSTEIN'S STATEMENTS VS. THE FACTS

      Mr. Goldstein and his associates are attempting to mislead, for their own self-serving purposes, the Fund's stockholders about your Fund's discount, closed-end structure and Board of Directors. First, Mr. Goldstein and his associates pretend that a discount deprives stockholders of value and that in order to capture that value your Fund must convert to an open-end fund or liquidate (either quickly or through a series of tender offers). Second, in recent public statements Mr. Goldstein has suggested that your Board of Directors is not acting in the interests of stockholders.

      This is simply not the case. Here are the facts:

      o your Board recently declined a request from Mr. Goldstein to waive the long-standing director qualification requirements in your Fund's Bylaws because your Board strongly believes that the interests of the Fund and the stockholders are best served when its directors have experience in matters relevant to the Fund's investment business. The minimum qualifications in the Bylaws are keyed to experience in business, investment, economic or political matters of Germany, and not to the "agenda" of a particular nominee.

      o your Board recently declined an invitation from Mr. Goldstein to open-end the Fund or effect a tender offer or large share repurchase because the Board believes that such actions do not serve the long-term interests of the Fund's stockholders. Your Board believes that the closed-end format is well-suited for the longer term value function of your Fund because of its investment objective, as proven by its superior performance in recent years. In addition, tender offers deplete the Fund's capital, allow short-term arbitragers to profit, raise the Fund's expense ratio for long-term investors and have no long-term effect on the discount. Repeated tender offers result in liquidation. While your Board will listen to the will of the majority, your Board believes that a vocal minority should not dictate the interests of the Fund's long-term stockholders.

      o although Mr. Goldstein claims that the stockholders last year approved his non-binding proposal to open-end the Fund or take similar actions to enable stockholders to realize NAV, his proposal received a favorable vote from the holders of only 27% of your Fund's outstanding shares. The holders of the majority (55%) of the Fund's outstanding shares did not even vote on the proposal, and 17% voted against it. Any characterization of the vote as sending an important message about wishes from a true majority of stockholders is just wrong.

YOUR FUND'S STRUCTURE AND DISCOUNT

      While your Board recognizes that your Fund's shares have traded at a discount to their NAV, your Board believes there may be some misunderstanding about the market discount of your Fund and other closed-end funds. Discounts are widely prevalent in closed-end funds. Shares of closed-end funds, such as your Fund, trade on the New York Stock Exchange like those of IBM or any other public company, and market forces drive share price movements. In addition, the discount is a function of the NAV and market price, each of which may be influenced by different factors. In contrast, traditional open-end mutual funds do not trade on a stock exchange, and must maintain liquidity reserves in order to provide for stockholder liquidity by standing ready to buy back shares each day at NAV. As a result, open-end funds usually limit their primary investments to those with an active trading market, which constrains investment flexibility. Also, open-end funds generally hold higher cash reserves in order to meet their requirement to buy back shares. This uninvested cash is a drag on investment returns.

      Your Board believes that your Fund's closed-end format is one of its essential features. Your Fund is especially well-suited to the closed-end format because of its investment focus on small or mid-cap German companies (your Fund is generally over 80% invested in these small- and mid-cap German companies). This portion of the portfolio is less liquid than securities of larger companies. Not having to worry about raising cash on a moment's notice to buy back shares allows your Fund's manager to keep your Fund fully invested and to search out the medium- and smaller-sized German companies that are your Fund's mandate. Your Fund's performance has been excellent in recent years--up 24% in 2004 and 93% in 2003 in NAV terms.

SOME FACTS ABOUT MR. GOLDSTEIN

      It is hypocritical for Mr. Goldstein to accuse your Board of Directors of not acting in the interests of stockholders when it is clear that Mr. Goldstein's motives are not aligned with the interests of your Fund's long-term stockholders. Mr. Goldstein and his affiliates have only recently purchased substantial numbers of your Fund's shares, and if Mr. Goldstein's efforts would result in control, Mr. Goldstein will likely take steps to either open-end or liquidate your Fund or cause it to make a large tender offer. In fact, Mr.
Goldstein and his affiliates have a history of raiding closed-end funds for short-term arbitrage gain. These actions, if successful, will deprive long-term investors of their future investment opportunities and could cripple your Fund by shrinking its size and increasing its expense ratio (currently one of the lowest among country funds)--all with no long-term effect on the discount.

      This stockholder meeting is extremely important in light of the announcement by Mr. Goldstein's Opportunity Partners of its intention to solicit proxies against the nominees of your Board of Directors and in light of Opportunity Partners' stockholder proposal with respect to net asset value. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, WE URGE YOU TO VOTE FOR YOUR BOARD'S NOMINEES AND AGAINST
OPPORTUNITY PARTNERS' STOCKHOLDER PROPOSAL. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year (as it has in past routine annual meetings) unless you sign and return the proxy voting form it will send you. You will receive your Board's proxy statement and white proxy voting form in a few weeks. Your Board strongly urges you not to sign any proxy that may be sent to you by Mr. Goldstein or Opportunity Partners.

Sincerely,

The Independent Directors of The New Germany Fund

      Ambassador Richard R. Burt        Dr. Frank Tromel
      John H. Cannon                    Robert H. Wadsworth
      Richard Karl Goeltz               Werner Walbrol
      Dr. Franz Wilhelm Hopp            Peter Zuhlsdorff
      Ernst-Ulrich Matz

      STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT THE FUND WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION. STOCKHOLDERS AND OTHER INTERESTED PARTIES MAY OBTAIN, FREE OF CHARGE, COPIES OF THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELATED DOCUMENTS FILED BY THE FUND AT THE SEC'S WEBSITE (HTTP:/WWW.SEC.GOV). THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC MAY ALSO BE OBTAINED BY A STOCKHOLDER FROM THE FUND FREE OF CHARGE. SUCH REQUESTS SHOULD BE DIRECTED BY MAIL TO THE NEW GERMANY FUND, INC., C/O DEUTSCHE ASSET MANAGEMENT, 345 PARK AVENUE, NYC20-2799, NEW YORK, NEW YORK 10154 OR BY TELEPHONE TO 1-800-437-6269.

                           THE NEW GERMANY FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 21, 2005

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, Boardroom 27-A South, 27th Floor, 345 Park Avenue, New York, New York 10154 for the following purposes:

      1. To elect four (4) Directors, each to serve for a term of three years and until their successors are elected and qualify.

      2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2005.

      3.    To act upon, if properly presented, a certain stockholder proposal.

      4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      Only holders of record of Common Stock at the close of business on April 22, 2005 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

      This Meeting is extremely important in light of the announcement by Opportunity Partners, L.P. ("Opportunity Partners"), a dissident stockholder controlled by Mr. Phillip Goldstein, of its intention to solicit proxies against the nominees of your Board of Directors (the "Board"). Opportunity Partners has also submitted a stockholder proposal. Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees by promptly completing, signing, dating and returning the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by Mr. Goldstein or Opportunity Partners. If you have previously returned any proxy card sent to you by Mr. Goldstein or Opportunity Partners, you may change any vote you may have cast in favor of Opportunity Partners' nominees, and vote instead for the election of the Board's nominees by completing, signing and returning the enclosed White Proxy Card in the accompanying envelope. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year for Proposals 1 and 3 (as it has been able to in past routine annual meetings) unless you complete, sign and return the proxy voting form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 800-279-7155.


                                           By Order of the Board of Directors


                                           Bruce A. Rosenblum
                                           Secretary

Dated: May 3, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED WHITE PROXY CARD AND PROMPTLY RETURN IT TO THE FUND. WE ASK YOUR COOPERATION IN MAILING IN YOUR WHITE PROXY CARD PROMPTLY, SO THAT THE FUND DOES NOT INCUR ANY ADDITIONAL EXPENSES OF SOLICITATION OF PROXIES.

                           THE NEW GERMANY FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2005

                                ---------------
                                PROXY STATEMENT
                                ---------------

      This Proxy Statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, Boardroom 27-A South, 27th Floor, 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE FUND. Despite the continued strong performance of your Fund (2004 return of 24.44%, based on net asset value), Opportunity Partners, L.P. ("Opportunity Partners"), a dissident stockholder controlled by Mr. Phillip Goldstein, has announced its intention to solicit proxies against the nominees of your Board of Directors. Your Board strongly believes that the Board's nominees for re-election as Directors are far better qualified and meet the director qualification requirements in the Fund's Bylaws, which require experience in business, investment, economic or political matters of Germany. In addition, the Board's nominees will better serve the interests of all stockholders. In contrast, Mr. Goldstein has conceded in a public statement that Opportunity Partners' intended nominees are not qualified to serve as directors in accordance with the Fund's Bylaws. Accordingly, they may not be nominated or elected to serve as directors of the Fund. Opportunity Partners has also submitted a non-binding proposal that stockholders of the Fund "be afforded an opportunity to realize net asset value for their shares as soon as practicable." While recognizing that the discount is a widely prevalent attribute of closed-end funds, your Board continues to believe that the Fund's closed-end format is one of its essential features, given its focus on German small- and mid-cap stocks with limited liquidity, and that this format is in the best interest of the Fund's long-term stockholders, as proven by the Fund's excellent performance in recent years. The Board's reasons for strongly opposing Opportunity Partners' nominees and Opportunity Partners' proposal are set forth below. Please give this material careful attention.

      The Board of Directors strongly urges you to complete, sign, date and mail promptly the White Proxy Card accompanying this Proxy Statement. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year for Proposals 1 and 3 (as it has in past routine annual meetings) unless you complete, sign, date and mail promptly the proxy voting form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      If the accompanying White Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the White Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of four (4) directors of the Fund ("Directors") nominated by the Board (Proposal 1), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the Fund (Proposal 2) and AGAINST the stockholder proposal (Proposal 3). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person. If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful will be invalid.

      The close of business on April 22, 2005 has been fixed as the record date for the determination of stock-holders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 25,002,225 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of White Proxy Card will first be mailed to stockholders on or about May 3, 2005.

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                       PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class II expires at the 2005 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Four Class II nominees are proposed in this Proxy Statement for election. The four Class II nominees, Messrs. John Bult, John H. Cannon, Werner Walbrol and Peter Zuhlsdorff, are the only persons nominated by your Board of Directors for election at this Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2008 and until his respective successor is elected and qualifies. The interests of the Fund and the stockholders are best served when its Directors have experience in matters relevant to the Fund's investment business. Accordingly, the Bylaws provide that a nominee must have Relevant Experience and Country Knowledge and must not have any Conflict of Interest. The relevant portions of the Fund's Bylaws describing these requirements are included as Annex B to this Proxy Statement. The Nominating Committee (excluding Mr. Cannon, who excused himself from its deliberations and vote) concluded that each of the four Class II nominees satisfies these requirements. An overview of the experience and current duties of each of the Board's nominees is therefore appropriate.

      John Bult. Mr. Bult has served for 20 years as Chairman of PaineWebber International, which since 2002 has been the European private banking and brokerage business of UBS AG, a pre-eminent global financial services business headquartered in Switzerland that acquired PaineWebber Group in that year. In that capacity Mr. Bult, who is fluent in English and German, has advised
European companies about U.S. markets and U.S. investors about European companies and markets, including those in Germany. During his professional career, Mr. Bult has served as a member of the Board of Directors of a number of country-specific closed-end investment companies, including The France Growth Fund, Inc., The Greater China Fund, Inc. and The Brazilian Equity Fund, Inc. Mr. Bult has been a director of the Fund since its inception in 1990, and also serves as a director of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., both of which are part of the Fund's Complex.

      John H. Cannon. Mr. Cannon served as Vice President and Treasurer of Venator Group/ Footlocker Inc., a footwear retailer, for nearly 18 years. Prior to 1998, the firm was known as Woolworth Corporation. During his career at the company, Mr. Cannon's duties included serving as Treasurer for its European operations. Mr. Cannon, who has been a director of the Fund since its inception in 1990, is the Chairman of its Audit Committee and has been designated as one of its Audit Committee financial experts. Mr. Cannon, now a consultant since his retirement in 2002, also serves as a director of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., both of which are part of the Fund's Complex.

      Werner Walbrol. Mr. Walbrol has a long career of advising German companies about U.S. business matters and U.S. companies about German business matters. He served for over 10 years as President and Chief Executive Officer, and is currently a Director, of The German American Chamber of Commerce, which is part of an international network of German Chambers of Commerce that has about 1,000 member chambers. Mr. Walbrol, who is fluent in English and German, is now a Senior Adviser to Coudert Brothers LLP, an international law firm, and serves as President and Chief Executive Officer of The European American Chamber of Commerce, Inc. Mr. Walbrol is a member of the Fund's Audit Committee. He also serves as a director of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., both of which are part of the Fund's Complex, since their inception. Mr. Walbrol is also President and Director of the German-American Partnership Program, a student exchange program. He is also a director of TUV Rheinland of North America, Inc. and AXA Art Insurance Corporation.

      Peter Zuhlsdorff. Mr. Zuhlsdorff has spent a long and active career as a senior executive for German companies in the retail sector, which included service from 1998 to 2003 as a senior executive of Tengelmann Unternehmensgruppe, a 34 billion dollar global food and specialty retailing company that owns A&P Supermarkets in the United States. He was Chairman of the Board of Wella AG, a publicly traded hair and beauty products business, from 1991 to 1995. Since 2004, Mr. Zuhlsdorff has served as a senior executive of DSD Duales System Deutschland AG, a large recycling business. Concurrently with these positions he has been since 1997 a senior executive of DIH Deutsche Industrie Holding, a private German company that owns interests in many different types of businesses. He is fluent in English and German. Mr. Zuhlsdorff is also active as an advisor to German companies through services as a member of various Supervisory and Advisory Boards of German companies in many industries, such as food and specialty retailing, recycling, fashion, pharmaceuticals and chemicals, entertainment, and heavy machinery and equipment.

      YOUR BOARD STRONGLY BELIEVES THAT ITS NOMINEES ARE BETTER QUALIFIED, MEET THE DIRECTOR QUALIFICATION REQUIREMENTS IN THE FUND'S BYLAWS, AND WILL BETTER SERVE THE INTERESTS OF ALL STOCKHOLDERS. ACCORDINGLY, WE UNANIMOUSLY RECOMMEND A VOTE "FOR" EACH OF MESSRS. BULT, CANNON, WALBROL AND ZUHLSDORFF.

      As we discussed, a dissident stockholder, Opportunity Partners, controlled by Mr. Phillip Goldstein, has announced its intention to solicit proxies against the nominees of your Board of Directors. Although Opportunity Partners has not furnished complete information about the persons it has proposed for director, based on the information provided to date and on Mr. Goldstein's own admission, your Board's Nominating Committee determined that the persons Opportunity Partners intends to propose are not qualified in accordance with the Fund's Bylaws to serve as a director of the Fund. Your Board believes that through their qualifications and experience, Messrs. Bult, Cannon, Walbrol and Zuhlsdorff will serve the interests of all stockholders better than the nominees of Opportunity Partners. The contribution of Opportunity Partners' nominees for director will not, in the opinion of the Board, in any way compare with the value the four Board nominees have contributed and will continue to contribute to the Fund as a result of their extensive background in German business and political affairs:

      o The Board nominees of the Fund provide distinct and ongoing resources for your Board of Directors, especially in the markets in which the Fund invests.

      o On the other hand, the business backgrounds of Opportunity Partners' potential nominees do not indicate any experience in the markets in which the Fund invests. WE INVITE YOU TO MAKE YOUR OWN COMPARISON OF THE BIOGRAPHIES OF OPPORTUNITY PARTNERS' NOMINEES TO OUR NOMINEES WHEN YOU RECEIVE ITS PROXY STATEMENT.

      We believe that the open agenda being pursued by Opportunity Partners is to install a minority of directors who will agitate for the Fund to conduct a partial tender offer, open-end, or liquidate. Our reasons for believing those actions are not in the interests of Fund stockholders are discussed at Proposal 3.

      While the four Opportunity Partners candidates cannot become directors under the Fund's Bylaws, we urge stockholders to vote FOR our nominees to send an important message.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of White Proxy Card to vote each White Proxy Card for the election of our four Class II nominees listed above. Each of our Class II nominees is currently a member of the Board of Directors. Each Class II nominee has indicated that he will continue to serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of White Proxy Card in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to continue to serve as a Director.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE BOARD'S FOUR NOMINEES AS CLASS II DIRECTORS.

      REQUIRED VOTE.  Provided a quorum has been  established,  the  affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have no effect on the result of the vote.

INFORMATION REGARDING DIRECTORS AND OFFICERS

      The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. All Directors resident in the United States own Fund shares. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. Each Director has served as a Director of the Fund for more than five years, many since the Fund's inception in 1990, except for Ambassador Burt and Mr. Walbrol, who for many years have been directors of other funds in the Fund Complex and were elected to the Board on April 23, 2004.

NOMINEES PROPOSED FOR ELECTION:

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS II DIRECTORS
                                   (TERM WILL EXPIRE IN 2005; NOMINEES FOR TERM EXPIRING IN 2008)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      Non-Interested Directors

John H.         Director        Since       Consultant (since 2002);           3          Director of The Germany       3,836
Cannon, 63                      1990        Vice President and                            Fund, Inc. (since 2004)
                                            Treasurer, Venator                            and The Central Europe and
                                            Group/Footlocker Inc.                         Russia Fund, Inc. (since
                                            (footwear retailer) (until                    2004).(2)
                                            2001).

Werner          Director        Since       President and Chief                3          Director of The Central         424
Walbrol,                        2004        Executive Officer, The                        Europe and Russia Fund,
67(11)                                      European American Chamber                     Inc. (since 1990) and The
                                            of Commerce, Inc. Senior                      Germany Fund, Inc. (since
                                            Adviser, Coudert Brothers                     1986)(2); Director, TUV
                                            LLP (law firm). Formerly,                     Rheinland of North
                                            President and Chief                           America, Inc. (independent
                                            Executive Officer, The                        testing and assessment
                                            German American Chamber of                    services). Director, The
                                            Commerce, Inc. (until                         German American Chamber of
                                            2003).                                        Commerce, Inc. President
                                                                                          and Director,
                                                                                          German-American
                                                                                          Partnership Program
                                                                                          (student exchange
                                                                                          programs). Director, AXA
                                                                                          Art Insurance Corporation
                                                                                          (fine art and collectible
                                                                                          insurer).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS II DIRECTORS
                                   (TERM WILL EXPIRE IN 2005; NOMINEES FOR TERM EXPIRING IN 2008)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      NON-INTERESTED DIRECTORS

Peter           Director        Since       Managing Director of DIH           1          Chairman of the                  None
Zuhlsdorff, 64                  1997        Deutsche Industrie Holding                    Supervisory Board, Merck
                                            (holding company) (since                      KGaA (pharmaceuticals and
                                            1997); Managing Director                      chemicals) and Escada AG
                                            of DSD Duales System                          (fashion); Member of the
                                            Deutschland AG (recycling)                    Supervisory Board, GfK AG
                                            (since 2004); Managing                        (market research), Deutz
                                            Director of Tengelmann                        AG (heavy machinery and
                                            Unternehmensgruppe (food                      engines), Kaisers
                                            and specialty retailing)                      Tengelmann AG (food and
                                            (1998-2003); Managing                         specialty retailing) and
                                            Director of                                   TV Loonland AG
                                            Bewerbungskommitee Leipzig                    (entertainment
                                            2012 GmbH (olympic bid                        distribution); Member of
                                            committee) (2004); and                        the Advisory Board,
                                            Managing Director of PZ                       Tengelmann Verwaltungs-und
                                            Sportpark GmbH                                Beteiligungsgesellschaft
                                            (1996-2003).                                  GmbH (food and specialty
                                                                                          retailing).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS II DIRECTORS
                                   (TERM WILL EXPIRE IN 2005; NOMINEES FOR TERM EXPIRING IN 2008)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                       INTERESTED DIRECTOR(4)

John Bult, 69   Director        Since       Chairman, PaineWebber              3          Director of The Germany          2,721
                                1990        International (asset                          Fund, Inc. (since 1986)
                                            management) (since 1985).                     and The Central Europe and
                                                                                          Russia Fund, Inc. (since
                                                                                          1990).(2) Director of The
                                                                                          Greater China Fund, Inc.
                                                                                          (closed-end fund).

Directors whose terms will continue:

------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS III DIRECTORS
                                                     (TERM WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      NON-INTERESTED DIRECTORS

Dr. Franz       Director        Since       Former Member of the               1          Chairman of the                  None
Wilhelm Hopp,                   1993        Boards of Management of                       Supervisory Board of
62                                          ERGO Versicherungsgruppe                      Ideenkapital Media Finance
                                            AG, ERGO Europa                               (investments and finance).
                                            Beteiligungsgesellschaft                      Member of the Supervisory
                                            AG, and ERGO International                    Boards of Jenoptik, AG
                                            AG (insurance) (over five                     (environmental systems and
                                            years). Former Member of                      other technologies); TMW
                                            the Boards of Management                      Immobilien AG (real
                                            of VICTORIA Holding;                          estate); Oesterreichische
                                            VICTORIA                                      Volksbanken (bank);
                                            Lebensversicherung AG                         KarstadtQuelle Bank GmbH;
                                            (life insurance); VICTORIA                    GFKL Financial Services
                                            Versicherung AG                               AG; MEAG Munich ERGO
                                            (insurance); VICTORIA                         Kapitalanlagegesellschaft
                                            International; VICTORIA                       mbH (asset management);
                                            Ruckversicherung AG                           Internationales
                                            (reinsurance) and D.A.S.                      Immobilieninstitut GmbH
                                            Versicherungs-AG.                             (real estate); TMW Real
                                            (insurance).                                  Estate Group L.P.; and
                                                                                          Victoria Volksbanken,
                                                                                          Oesterreich (bank). Member
                                                                                          of the Administrative
                                                                                          Boards of Frankfurter
                                                                                          Volksbank (bank) and HSBC
                                                                                          Trinkaus & Burkhardt
                                                                                          (bank). Member of the
                                                                                          Advisory Boards of
                                                                                          Dresdner Bank AG; EnBW
1                                                                                         Energie Baden-Wuerttemberg
                                                                                          AG (energy); Falke Bank
                                                                                          AG; Landeskreditbank
                                                                                          Baden- Wuerttemberg;
                                                                                          Millenium Entertainment
                                                                                          Partners L.P. (real
                                                                                          estate) and MPE Hotel, LLC
                                                                                          (real estate).

Ernst-Ulrich    Director        Since       Consultant. Vice Chairman          1          Member of the District           None
Matz, 71                        1995        of the Supervisory Boards                     Advisory Board of
                                            of Bopp & Reuther AG                          Gerling-Konzern (until
                                            (valve, control,                              2002); Chairman of the
                                            measurement and safety                        Rumanian Group in the
                                            technology) (until 2001).                     German East-West Trade
                                            Chief Financial Officer                       Committee (until 2002);
                                            and member of the Board of                    Member of the Advisory
                                            Directors of IKWA                             Council of Herder GmbH &
                                            Aktiengesellschaft                            Co. KG (publishing);
                                            (production and                               Member of the Supervisory
                                            manufacturing technology)                     Board of Photon AG (laser
                                            (1978 until 2000). Member                     engineering). Member of
                                            of the Supervisory Boards                     the District Advisory
                                            of Ex-Cell-O AG (machine                      Board of Deutsche Bank AG,
                                            tool and system                               Mannheim (until 1999).
                                            manufacturer) (until 2001)
                                            and ARO SA (until 2000)
                                            (resistance welding).

------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS III DIRECTORS
                                                    (TERMS WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      NON-INTERESTED DIRECTORS

Dr. Frank       Director        Since       Deputy Chairman of the             1                   None.                   None
Tromel, 69(5)                   1990        Supervisory Board of
                                            DELTON AG (strategic
                                            management holding company
                                            operation in the
                                            pharmaceutical, household
                                            products, logistics and
                                            power supply sectors)
                                            (since 2000). Member
                                            (since 2000) and
                                            Vice-President (since
                                            2002) of the German
                                            Accounting Standards
                                            Board; Chairman of the
                                            Board of Managing
                                            Directors of DELTON AG
                                            (1990-1999); Chairman of
                                            the Board of Managing
                                            Directors of AL TANA AG
                                            (management holding
                                            company for the
                                            pharmaceutical and
                                            chemical operation)
                                            (1987-1990) and Member of
                                            the Board (1977-1987).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I DIRECTORS
                                                     (TERM WILL EXPIRE IN 2007)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      NON-INTERESTED DIRECTORS

Ambassador      Director        Since       Chairman, Diligence LLC            54         Director of The Central          424
Richard R.                      2004        (international information                    Europe and Russia Fund,
Burt, 58                                    collection and                                Inc. (since 2000) and The
                                            risk-management firm)                         Germany Fund, Inc. (since
                                            (since 2002). Chairman,                       2000), as well as other
                                            IEP Advisors Inc.                             funds in the Fund Complex
                                            (information services                         as indicated.(6) Board
                                            firm) (1998- 2001).                           Member, IGT, Inc. (gaming
                                            Chairman of the Board,                        technology) (since 1995).
                                            Weirton Steel Corp.                           Board Member, Hollinger
                                            (1996-2004). Formerly,                        International (printing
                                            Partner, McKinsey &                           and publishing) (since
                                            Company (consulting firm)                     1995). Board Member, HCL
                                            (1991-1994). U.S.                             Technologies, Inc.
                                            Ambassador to the Federal                     (information technology
                                            Republic of Germany                           and product engineering)
                                            (1985-1991).                                  (since 1999). Member,
                                                                                          Textron Inc. International
                                                                                          Advisory Council
                                                                                          (aviation, automotive,
                                                                                          industrial operations and
                                                                                          finance) (since 1996).
                                                                                          Director, UBS family of
                                                                                          mutual funds (since 1995).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I DIRECTORS
                                                     (TERMS WILL EXPIRE IN 2007
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                      NON-INTERESTED DIRECTORS

Richard Karl    Director        Since       Consultant. Retired Vice           1          Independent Non-Executive        9,878
Goeltz, 62                      1990        Chairman and Chief                            Director of Aviva plc
                                            Financial Officer of                          (financial services);
                                            American Express Co.                          Director of Federal Home
                                            (financial services)                          Loan Mortgage Corporation
                                            (1996-2000). Former Chief                     (Freddie Mac) and The
                                            Financial Officer of                          Warnaco Group Inc.
                                            National Westminster Bank                     (apparel); Member of the
                                            Plc (1992-1996). Former                       Court of Governors and the
                                            Executive Vice                                Council of the London
                                            President-Finance                             School of Economics and
                                            (1986-1991) and Vice                          Political Science;
                                            President-Finance                             Director of the Opera
                                            (1976-1986) of The Seagram                    Orchestra of New York;
                                            Company Ltd.                                  Trustee of the London
                                                                                          Philharmonic Orchestra
                                                                                          Trust; Director of the
                                                                                          English Chamber Orchestra
                                                                                          Music Society.

Robert H.       Director        Since       President, Robert H.               79         Director of The Germany          7,283
Wadsworth, 64                   1992        Wadsworth Associates, Inc.                    Fund, Inc. (since 1986)
                                            (consulting firm) (May                        and The Central Europe and
                                            1983 to present).                             Russia Fund, Inc. (since
                                            Formerly, President and                       1990), as well as other
                                            Trustee, Trust for                            funds in the Fund Complex
                                            Investment Managers                           as indicated.(8)
                                            (registered investment
                                            companies) (April
                                            1999-June 2002).
                                            President, Investment
                                            Company Administration,
                                            L.L.C. (January
                                            1992(7)-July 2001).
                                            President, Treasurer and
                                            Director, First Fund
                                            Distributors, Inc. (mutual
                                            fund distribution) (June
                                            1990-January 2002). Vice
                                            President, Professionally
                                            Managed Portfolios (May
                                            1991-January 2002) and
                                            Advisors Series Trust
                                            (registered investment
                                            companies) (October
                                            1996-January 2002).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I DIRECTORS
                                                     (TERMS WILL EXPIRE IN 2007
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                                                          IN FUND                                      SHARES OF
                                                                          COMPLEX(2)                                  COMMON STOCK
                                                                          OVERSEEN                                    BENEFICIALLY
  NAME,                         LENGTH                                    BY DIRECTOR      OTHER DIRECTORSHIPS          OWNED AT
ADDRESS(1)      POSITION(S)     OF TIME       PRINCIPAL OCCUPATION(S)     OR NOMINEE       HELD BY DIRECTOR OR          MARCH 31,
 & AGE          WITH FUND       SERVED        DURING PAST FIVE YEARS      FOR DIRECTOR     NOMINEE FOR DIRECTOR          2005(3)
----------      -----------     -------     ---------------------------   ------------     --------------------       -------------

                                                       INTERESTED DIRECTOR(4)

Christian H.    Director        Since       Director (since 1999) and          3          Director of The Germany          None
Strenger, 61    and             1990        formerly Managing Director                    Fund, Inc. (since 1986)
                Chairman                    (1991-1999) of DWS                            and The Central Europe and
                                            Investment GmbH                               Russia Fund, Inc. (since
                                            (investment management), a                    1990).(2) Member,
                                            subsidiary of Deutsche                        Supervisory Board, Fraport
                                            Bank AG.                                      AG (international airport
                                                                                          business). Board member,
                                                                                          Incepta PLC (media and
                                                                                          advertising).
                                                                                          Non-executive Board Member
                                                                                          of Hermes Focus Asset
                                                                                          Management Europe Ltd.


------------------------------------------------------------------------------------------------------------------------------------
                                                       EXECUTIVE OFFICERS(9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     SHARES OF
                                                                                                                    COMMON STOCK
                                                                                                                    BENEFICIALLY
                                                    TERM OF OFFICE                                                    OWNED AT
                               POSITION(S)           AND LENGTH OF             PRINCIPAL OCCUPATION(S)                MARCH 31,
NAME, ADDRESS(1) & AGE          WITH FUND            TIME SERVED               DURING PAST FIVE YEARS                  2005(3)
----------------------     --------------------     --------------    -----------------------------------------    --------------
Julian Sluyters, 44        President and Chief        Since 2004      Managing Director, Deutsche Asset                None
                           Executive Officer                          Management (since 2004); President and
                                                                      Chief Executive Officer, UBS Fund
                                                                      Services (2001-2003); Chief
                                                                      Administrative Officer (1998-2001) and
                                                                      Senior Vice President and Director of
                                                                      Mutual Fund Operations (1991-1998), UBS
                                                                      Global Asset Management.

Paul H. Schubert, 42       Chief Financial Officer    Since 2004      Managing Director, Deutsche Asset                None
                                                                      Management (since 2004). Formerly,
                                                                      Executive Director, Head of Mutual Fund
                                                                      Services and Treasurer for UBS Family of
                                                                      Funds at UBS Global Asset Management
                                                                      (1994-2004); Vice President and Director
                                                                      of Mutual Fund Finance at UBS Global
                                                                      Asset Management (1994-1998).


Sandra M. Schaufler,       Chief Investment Officer   Since 2004      Director, Deutsche Asset Management              None
37(12)                                                                (since 2004); Director of Equity Sales,
                                                                      HVB Capital Markets (2001-2003);
                                                                      Portfolio Manager, Deutsche Asset
                                                                      Management (1997-2001).

Vincent J. Esposito,       Vice President             Since 2003      Managing Director, Deutsche Asset                None
48(10)                                                                Management (since 2003). Formerly,
                                                                      Managing Director and Head of
                                                                      Relationship Management, Putnam
                                                                      Investments (1999-2003).

Bruce A. Rosenblum, 44     Secretary                  Since 2003      Director, Deutsche Asset Management              None
                                                                      (since 2002). Formerly, Vice President
                                                                      of Deutsche Asset Management (2000-2002)
                                                                      and partner with the law firm of
                                                                      Freedman, Levy, Kroll & Simonds
                                                                      (1997-2000).

Charles A. Rizzo, 45(10)   Treasurer                  Since 2003      Managing Director, Deutsche Asset                None
                                                                      Management (since 2004). Formerly,
                                                                      Director, Deutsche Asset Management
                                                                      (2000-2004); Vice President and
                                                                      Department Head, BT Alex. Brown
                                                                      Incorporated (now Deutsche Bank
                                                                      Securities Inc.) (1998-1999); Senior
                                                                      Manager, Coopers & Lybrand L.L.P. (now
                                                                      PricewaterhouseCoopers LLP) (1993-1998).

Kathleen Sullivan          Assistant Treasurer        Since 2003      Director, Deutsche Asset Management              None
D'Eramo, 48(10)                                                       (since 2002). Manager, SevenFortyNine,
                                                                      L.L.C. (since 2005) (commercial and
                                                                      residential property). Formerly Senior
                                                                      Vice President, Zurich Scudder
                                                                      Investments (2000-2002); Vice President,
                                                                      Zurich Scudder Investments and its
                                                                      predecessor companies (1995-2000).

----------
(1) The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2) The Fund Complex includes The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes 186 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3) All Directors and Executive Officers as a group (18 persons) owned 24,566 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(4) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities L.L.C., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(5) Mr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(6) Ambassador Burt serves as a Director/Trustee of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. Ambassador Burt also serves as a Director of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., which are closed-end investment companies. These funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

(7) Inception date of the corporation which was the predecessor to the limited liability company.

(8) Mr. Wadsworth serves as a Director/Trustee of the following investment companies: Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder Equity Trust, Scudder High Income Series, Scudder Investors Trust, Scudder State Tax-Free Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Cash Equivalent Fund, Investors Cash Trust, Investors Municipal Cash Fund, Scudder Portfolios, Tax-Exempt California Money Market Fund, Scudder Money Funds, Scudder Yieldwise Funds, Scudder High Income Trust, Scudder Intermediate Government Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, and Scudder Strategic Municipal Income Trust.

(9) Each also serving as an officer of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Messrs. Sluyters, Schubert, Rosenblum and Rizzo, and Ms. D'Eramo each also serves as an officer of other Funds in the Fund Complex.

(10) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

(11) Mr. Walbrol has a mortgage loan through Deutsche Bank. As of March 16, 2005, the principal amount outstanding was $601,295.77.

(12) Ms. Schaufler's husband, Mr. Hanspeter Ackermann, is the former Chief Investment Officer for the Fund (resigned March 2004).

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                AGGREGATE
                                                             DOLLAR RANGE OF
                                                          EQUITY SECURITIES IN
                                                          ALL FUNDS OVERSEEN BY
                                                          DIRECTOR OR NOMINEE IN
                               DOLLAR RANGE OF EQUITY     FAMILY OF  INVESTMENT
NAME OF DIRECTOR OR NOMINEE   SECURITIES IN THE FUND(1)     COMPANIES(1), (2)
---------------------------   -------------------------   ----------------------
John Bult                        $10,001 - $50,000            Over $100,000

Ambassador Richard R. Burt          $1 - $10,000            $50,001 - $100,000

John H. Cannon                   $10,001 - $50,000          $10,001 - $50,000

Richard Karl Goeltz              $50,001 - $100,000         $50,001 - $100,000

Dr. Franz Wilhelm Hopp                  None                       None

Ernst-Ulrich Matz                       None                       None

Christian H. Strenger                   None                $10,001 - $50,000

Dr. Frank Tromel                        None                       None

Robert H. Wadsworth              $50,001 - $100,000           Over $100,000

Werner Walbrol                      $1 - $10,000              Over $100,000

Peter Zuhlsdorff                        None                       None

----------
(1)   Valuation date is March 31, 2005.

(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has five standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee"), a nominating committee (the "Nominating Committee") and a special committee on shareholder initiatives (the "Special Shareholder Initiatives Committee").

      The Audit Committee, comprising Messrs. Burt, Cannon, Wadsworth and Walbrol, operates pursuant to a written charter. The Audit Committee's organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission ("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met seven times during the fiscal year ended December 31, 2004.

      The Advisory Committee, comprising Messrs. Cannon, Goeltz, Matz, Tromel and Wadsworth, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year, in connection with the annual continuance of those agreements.

      The Executive Committee, comprising Messrs. Cannon, Goeltz, Strenger and Wadsworth, has the authority to act for the Board on all matters between meetings of the Board, subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

      The Special Shareholder Initiatives Committee, comprising Messrs. Bult, Burt, Cannon, Goeltz, Wadsworth and Walbrol, has the authority to act for the Board on all matters relating to stockholder initiatives. The Special Shareholder Initiatives Committee met once during the past fiscal year.

      The Nominating Committee comprises Messrs. Cannon, Goeltz, Tromel and Wadsworth. The Board has determined that each of the members of the Nominating Committee is not an "interested person" as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Nominating Committee's organization and responsibilities are set forth in the Nominating Committee Charter, which is attached hereto as Annex A. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund's Bylaws. The relevant portions of the Fund's Bylaws describing these requirements are included as Annex B. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

      The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's Bylaws. The relevant portions describing these requirements are included as Annex B. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met once during the past fiscal year.

      All members on each of the five committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee, and Mr. Bult, an interested person, is a member of the Special Shareholder Initiatives Committee).

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director that served as a Director during the past fiscal year, with the exception of Mr. Zuhlsdorff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2004 Annual Meeting of Stockholders.

      To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The New Germany Fund, Inc.), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

      The Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central Europe and Russia Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. No Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 186 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2004, and (b) the total compensation from each fund in the Fund Complex that includes the Fund, for the 2004 fiscal year of each such fund, (i) for each Director who is not an interested person of the Fund, and (ii) for all such Directors as a group:

                                 Aggregate Compensation     Total Compensation
   Name of Director                     From Fund            From Fund Complex
   ----------------              ----------------------     ------------------
Ambassador Richard R. Burt               $ 7,000                 $198,370

John H. Cannon                           $13,500                 $ 28,750

Richard Karl Goeltz                      $15,000                 $ 15,000

Dr. Franz Wilhelm Hopp                   $ 9,000                 $  9,000

Ernst-Ulrich Matz                        $10,500                 $ 10,500

Dr. Frank Tromel                         $11,250                 $ 11,250

Robert H. Wadsworth                      $10,500                 $171,000

Werner Walbrol                           $ 7,500                 $ 37,000

Peter Zuhlsdorff                         $ 9,000                 $  9,000
                                         -------                 --------
Total                                    $93,250                 $489,870
                                         =======                 ========


      No compensation is paid by the Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

      PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC"), an independent registered public accounting firm, as independent auditors for the Fund for the fiscal year ending December 31, 2005. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940
Act) of the Fund, have ratified the appointment of PwC as the Fund's independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

      Neither our Charter nor Bylaws requires that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

      REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending December 31, 2005. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

          INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT AUDITORS

      The following table shows fees paid to PwC by the Fund during the Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund's manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the "Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, the Fund's manager, the Fund's investment adviser and all Adviser Entities is compatible with maintaining PwC's independence.

                 AUDIT         AUDIT
                FEES(1)   RELATED FEES(2)       TAX FEES(3)    ALL OTHER FEES(4)
                ------    ----------------    ---------------  -----------------
                                  ADVISER            ADVISER           ADVISER
                  FUND    FUND    ENTITIES     FUND  ENTITIES    FUND  ENTITIES
                -------   ----    --------    ------ --------    ----  --------
2004 .........  $54,900    --     $431,907    $6,700    --        --      --

2003 .........  $51,164    --     $538,457    $9,267    --        --      --

----------
(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

      Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Fund's investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. The Chair of the Audit Committee may approve or deny the request to engage the auditors to provide any fund services or fund-related services that are not listed on the pre-approved list if the cost associated with the request is $50,000 or less, or at the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund's operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee. The engagement of the auditors to provide certain services customarily required by the Fund in the ordinary course of its operations or by an Adviser Entity in the ordinary course of its operations is approved by the Audit Committee subject to pre-determined dollar limits. In all cases where an Adviser Entity engages the auditors to provide audit or non-audit services not relating to Fund operations or financial reporting, and the projected fees for such engagement exceed $25,000, the auditors will notify the Audit Committee not later than their next meeting.

      All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Advisor Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

                FISCAL YEAR       AGGREGATE NON-AUDIT FEES
                -----------       ------------------------
                   2004                  $259,972
                   2003                $3,976,267

                             AUDIT COMMITTEE REPORT

      The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors; and 2) to prepare this report. Each Member of the Audit Committee is "independent," as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit
Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with Management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards

No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Fund's investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund's investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

      The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2004.

Submitted by the Audit Committee
of the Fund's Board of Directors


Ambassador Richard R. Burt
John H. Cannon
Robert H. Wadsworth
Werner Walbrol

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

      The Fund has received a notice from Opportunity Partners (the "proponent") that it intends to submit a proposal to stockholders at the Meeting proposing that "[stock]holders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable." The proponent's address and the number of Fund shares beneficially owned by it are set forth under "Security Ownership of Certain Beneficial Owners." The proponent owns one share of record.

      FOR THE REASONS SET FORTH BELOW, YOUR BOARD UNANIMOUSLY OPPOSES PROPOSAL 3 AND STRONGLY URGES ALL STOCKHOLDERS TO VOTE "AGAINST" THE PROPOSAL ON THE ENCLOSED WHITE PROXY CARD. PLEASE CAREFULLY READ THE DISCUSSION BELOW.

                 OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

BACKGROUND

      The language of the stockholder proposal is vague and without sufficient detail but at its core, it appears to threaten the Fund's existing closed-end structure, which your Board of Directors believes is essential to its investment program. The Fund's total return in 2004 was 24.44% based on net asset value
(NAV) and 30.50% based on market price. In 2003, total return was 93.1% based on NAV and 102.4% based on market price.

      Shares of closed-end funds, such as the Fund, trade on the New York Stock Exchange like those of any other public company. Market forces and perceptions of the Fund's prospects drive price movements. The market price of the Fund's shares is often lower than the value of the Fund's portfolio, which is called its net asset value, just as the value of an industrial company's assets could be below the market value of its stock.

      In  contrast,  traditional  open-end  mutual funds do not trade on a stock exchange. Instead, shareholder liquidity is achieved by the fund's standing ready to buy back shares each day at NAV, called redemptions. Because daily NAV redemptions are required by law for open-end funds, they must maintain liquidity reserves. This is usually accomplished by limiting their primary investments to securities with an active trading market, which constrains investment flexibility. Also, open-end funds generally hold higher cash reserves in order meet their requirement to buy back shares. This uninvested cash is a drag on investment returns.

ADVANTAGES OF CLOSED-END STRUCTURE

      The Board of Directors reaffirms to the Fund's stockholders that its commitment to the Fund's current structure of being a non-diversified closed-end management investment company that seeks capital appreciation primarily though investment in small- and mid-cap German companies, which have limited liquidity.

      Not having to worry about raising cash on a moment's notice to buy back shares allows the Fund's manager to keep the Fund fully invested and to search out the medium- and smaller-sized German companies that are the Fund's mandate. In contrast, open-end funds must be prepared to liquidate securities regardless of market conditions in order to satisfy stockholder redemption requests. Your Fund is especially well-suited to the closed-end format because of its investment focus on small or mid-cap German companies (the Fund is generally over 80% invested in these small- and mid-cap German companies). Because your Fund's holdings are often thinly traded, divesting quickly these holdings would likely depress prices.

      The closed-end structure also allows managers to preserve their investment decisions during fluctuating markets. Due to the lack of mandatory redemptions, the manager can stay focused on long-term goals rather than being forced to respond to large sentiment swings. Money tends to come into open-end funds during periods of good market performance and out of the same funds during market lows. This forces managers in open-end funds to buy at high prices when new money comes in and sell at low prices to cover redemptions during market bottoms. The closed-end format protects managers from this pressure to focus trading in a poorly timed fashion. As noted above, your Fund has had excellent returns.

DISCOUNTS ARE WIDELY PREVALENT IN THE CLOSED-END STRUCTURE

      Your Board of Directors recognizes that the Fund's shares have traded at a discount to their net asset value. Your Board believes there may be some misunderstandings about the market discount of your Fund and other closed-end funds.

      The discount is a function of the NAV and market price, each of which may be influenced by different factors. There is debate whether the discount is the cause of market price movements or is merely the effect. The discount is considered by many to be the result of market supply and demand factors for shares, although it is uncertain whether the dominant factors are fund-specific, such as performance, or external, such as U.S. market sentiment towards foreign investing. If, as we believe to be the case, the discount is the effect and not the cause, there is no action that will have a long-term effect on the discount other than liquidation or open-ending (which in the absence of a distribution system and robust buying interest is equivalent to a slow-motion liquidation).

      In any event, stockholders experience gain or loss based only on market price changes in the Fund's shares and dividends on Fund shares. There are no widely accepted economic theories for explaining the discount phenomenon. However, the discount does not represent some kind of value that the board has a duty to distribute to stockholders. That value can be obtained only if the Fund is liquidated and the opportunity for future investment gain is terminated.

      Recognizing that some stockholders nevertheless are troubled when the discount appears to be "too high," your Board of Directors has for a number of years conducted a share repurchase program to purchase shares at a discount, which increases NAV per share. This repurchase program continues, along with efforts to increase market awareness of your Fund.

TENDER OFFERS, AGGRESSIVE STOCK BUYBACKS AND OPEN-ENDING ARE LIKE LIQUIDATION

      A tender offer reduces the discount only during the period of the tender offer. Repeated tender offers will ultimately cause liquidation. With each tender offer the fund becomes smaller and harder to manage and continued fixed costs cause its expense ratio to become larger. At some point complete liquidation becomes inevitable. The larger the periodic tender offers, the stronger the effect of reducing the discount but the sooner the Fund shrinks to the liquidation point.

      Open market purchases also have no long-term effect on the discount. After prolonged aggressive buybacks, the Fund will be at the same liquidation point as after tender offers.

      Although open-ending the Fund will by definition eliminate its discount, doing so brings the investment flexibility limitations described above. Furthermore, without a demonstrable demand by new U.S. investors to buy shares, the redemption process will over time, possibly overnight, cause the same shrinkage of the Fund to the liquidation point caused by periodic tender offers and aggressive buybacks.

LONG-TERM INTEREST VS. SHORT-TERM INTERESTS

      Long-term investors in your Fund do better than short-term investors. When the proponent made a similar proposal at least year's annual meeting, it received favorable votes from the holders of only 27% of the outstanding shares. While the proponent has tried to claim that this represents a mandate, the holders of the majority (55%) of the Fund's outstanding shares did not even vote on the proposal, and 17% voted against it. Thus, last year's results demonstrate that only a vocal minority wants to take the short-term approach. A short-term stockholder in a hypothetical liquidation of the Fund on January 1, 2003 would have made a modest one-time gain equal to the discount ($0.98, assuming no expenses). However, a long-term stockholder who instead held those shares would have benefited from a total appreciation of his or her investment by 166% through stock price appreciation and dividends totaling $5.89 per share at March 31, 2005. Your Board believes that potential for superior long-term gain is what the majority of stockholders want.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      REQUIRED VOTE. Provided that a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required to approve Proposal 3. For purposes of Proposal 3, abstentions will have no effect on the result of the vote. Proposal 3 is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Directors. In considering whether or not to take action in response to the proposal, the Board of Directors will give the request set forth in the proposal such weight as it believes appropriate based on the voting of stockholders for the proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 28, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

    NAME AND ADDRESS              AMOUNT AND NATURE      PERCENT OF OUTSTANDING
   OF BENEFICIAL OWNER         OF BENEFICIAL OWNERSHIP       COMMON STOCK
   -------------------         -----------------------   ----------------------
Karpus Management, Inc.(1)             1,306,434                5.12%
14 Tobey Village Office Park
Pittsford, NY 14534

Phillip Goldstein(2)                   2,134,496                8.36%
c/o Opportunity Partners L.P.
60 Heritage Drive
Pleasantville, NY 10570

SG Cowen Securities Corp.(3)           2,009,881                7.87%
1221 Avenue of the Americas
New York, NY 10020

Wachovia Corp.(4)                      1,795,652                7.04%
One Wachovia Center
Charlotte, NC 28288-0137

----------
1) This information is based exclusively on information provided by such entity on Schedule 13D filed with respect to the Fund on April 7, 2005. According to such filing, Karpus Investment Management Profit Sharing Plan owned 8,645 additional shares of the Fund, and certain principals of Karpus Management, Inc. owned 11,180 additional shares of the Fund.

(2) This information is based exclusively on information provided by such person on Schedule 13D filed with respect to the Fund on February 24, 2005.

(3) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 14, 2002.

(4) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 3, 2005.

                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund's manager, is located at 345 Park Avenue, New York, New York 10154.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Based on a review of reports filed by the Fund's directors and executive officers, the investment manager, officers and directors of the investment manager, affiliated persons of the investment manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2004 were timely, except that Fund officers Vincent J. Esposito and Sandra-Maria Schaufler each filed a Form 3 late. Each person has since corrected his/her omission by making the necessary filing.

                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed White Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

                             STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2006 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before January 3, 2006.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2006 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 3, 2006 and February 2, 2006. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee not to exceed $175,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2004 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.

                                             Bruce A. Rosenblum
                                             Secretary

Dated: May 3, 2005

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT TO THE FUND.

                                                                         ANNEX A

                           THE NEW GERMANY FUND, INC.
                                  (THE "FUND")

                          NOMINATING COMMITTEE CHARTER
                         (ADOPTED AS OF APRIL 23, 2004)

      The Board of Directors (the "Board") of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

      The primary purposes and responsibilities of the Committee are:

      (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

      (ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund's annual proxy statement;

      (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors;

      (iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

      (v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund's By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

      (vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

      (vii) to make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

     (viii) to review with counsel, at least annually, each Director's affiliations and relationships for purposes of determining whether such Director is a person who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

      (ix) to assist management in the preparation of the disclosure in the Fund's annual proxy statement regarding the operations of the Committee; and

      (x) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

ORGANIZATION AND GOVERNANCE

      The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      One or more members of the Committee may be designated by the Board as the Committee's chairperson or co-chairperson, as the case may be.

      The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund's By-laws.

CRITERIA FOR DIRECTOR NOMINEES

      To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge, as defined in the Fund's By-laws, and must not have any Conflict of Interest, as defined in the Fund's By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

IDENTIFICATION OF NOMINEES

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors, (ii) the Fund's officers, (iii) the Fund's investment manager, investment adviser or their affiliates, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS

      The  Committee  will consider  nominee  candidates  properly  submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund's annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

DELEGATION TO SUBCOMMITTEE

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY OF THE COMMITTEE

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                                                                         ANNEX B

                           THE NEW GERMANY FUND, INC.
                               EXCERPTS OF BYLAWS

ARTICLE II

      Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

                  (2) For  nominations or other business to be properly  brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of "Relevant Experience and Country Knowledge" in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a "Conflict of Interest" as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and

            (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made,
            (x) the name and address of such stockholder, as they appear on the Corporation's stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

                  (3)  Notwithstanding  anything in this  subsection (a) of this
            Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

            (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
      (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
      Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

            (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

                  (2) For  purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

                  (3) Notwithstanding  the foregoing  provisions of this Section
            13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ARTICLE III

      Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person's nomination by the Board of Directors, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and
(c) not be of an age such that he will attain the age of over 70 years in the calendar year in which his or her term will end; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person's prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person's services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

      "Relevant Experience and Country Knowledge" means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

      (1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

      (2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

      (3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

      (4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

      (5) senior executive officer or partner (a) of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

      (6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

      (7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

      For  purposes of clauses  (1)-(5) of the  preceding  sentence  and clauses
(1)-(2) of the next paragraph, the term "financial or industrial business" includes a financial or industrial business unit within a larger enterprise; the term "investment businesses or vehicles" includes an investment business unit or investment vehicle within a larger enterprise; the term "investment management business" includes an investment management business unit within a larger enterprise; and the term "investment vehicle" includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

      "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

      (1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

      (2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

      (3)   current  position  as  an  official  of  a  governmental  agency  or
            self-regulatory  body  having   responsibility  for  regulating  the
            Corporation or the markets in which it proposes to invest.

                                     [LOGO]

PROXY                       THE NEW GERMANY FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Julian Sluyters, Bruce A. Rosenblum and Patricia Rosch Carrington, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, Boardroom 27-A South, 27th Floor, 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the under-signed all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

      THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3, AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1.  FOR each of the           WITHHOLD AUTHORITY        FOR all nominees except
    nominees for director     as to all listed          as marked to the
    listed below.  [_]        nominees.  [_]            contrary below.  [_]

        (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                   John Bult
                                 John H. Cannon
                                 Werner Walbrol
                                Peter Zuhlsdorff

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2005.

      FOR [_]                     AGAINST [_]                      ABSTAIN [_]

--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3

3. To approve a stockholder proposal to request that stockholders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable.

      FOR [_]                     AGAINST [_]                      ABSTAIN [_]
--------------------------------------------------------------------------------

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).


                                                -------------------------------
                                                           Signature

                                                -------------------------------
                                                   Signature, if held jointly

                                                Dated: __________________, 2005